ACCOUNTS PAYABLE (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
ACCOUNTS PAYABLE
Payable related to new home transaction business	¥ 4,333,474		¥ 5,248,897
Payable for home renovation materials and construction costs	867,045		0
Payable for advertising fees	186,604		194,546
Payable for internet service fees	104,603		111,694
Payable for leasehold improvements	90,271		183,997
Others	261,324		269,631
Total	¥ 5,843,321	$ 847,202	¥ 6,008,765